Exhibit 99.15

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-G

KEY PERFORMANCE FACTORS
December 31, 1999



        Expected B Maturity                                        8/15/06


        Blended Coupon                                             6.6968%



        Excess Protection Level
          3 Month Average  5.49%
          December, 1999  4.56%
          November, 1999  5.78%
          October, 1999  6.13%


        Cash Yield                                  19.14%


        Investor Charge Offs                        5.04%


        Base Rate                                   9.54%


        Over 30 Day Delinquency                     4.63%


        Seller's Interest                           11.35%


        Total Payment Rate                          14.35%


        Total Principal Balance                     $49,947,826,881.37


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,671,007,362.88